UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2019

MEREDITH CORPORATION
(Exact name of registrant as specified in its charter)

Iowa	1-5128	42-0410230
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1716 Locust Street, Des Moines, Iowa		50309-3023
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (515) 284-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

In connection with an inspection by the Public Company Accounting Oversight Board, KPMG LLP (“KPMG”), the independent registered public accounting firm for Meredith Corporation (the “Company”), communicated to the Company its determination that previously unidentified deficiencies existed in the Company’s internal control over financial reporting as of June 30, 2018. These deficiencies related to internal controls over the processes to establish the fair value of certain assets and liabilities in the opening balance sheet for Time Inc. (“Time”), which the Company acquired on January 31, 2018. Solely as a result of these deficiencies, on March 31, 2019, the Company concluded that it had a material weakness in internal control over financial reporting as of June 30, 2018. Due to this material weakness relating to the opening balance sheet of Time, reliance should not be placed on Management’s Report on Internal Control over Financial Reporting or KPMG’s opinion on internal controls included in the Company’s fiscal 2018 Form 10-K.
The Company’s consolidated financial statements included in its fiscal 2018 Form 10-K continue to present fairly, in all material respects, the financial position of the Company as of June 30, 2018 and 2017, and the results of its operations and its cash flows for each of the years in the three-year period ended June 30, 2018, in conformity with U.S. generally accepted accounting principles. KPMG’s opinion on the Company’s financial statements remains unchanged.
The Company intends to (1) file an amendment to its fiscal 2018 Form 10-K to appropriately revise Management’s Report on Internal Control over Financial Reporting and Evaluation of Disclosure Controls and Procedures and include KPMG’s revised report thereon and (2) to amend its intervening quarterly reports on Form 10-Q to appropriately revise the disclosures regarding its disclosure controls and procedures. To remediate the material weakness, the Company is in the process of implementing certain changes to its internal controls.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEREDITH CORPORATION
Registrant

/s/ Joseph Ceryanec
Joseph Ceryanec
Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: April 4, 2019